UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12
FirstEnergy Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[The following letter will be mailed to certain registered holders of FirstEnergy Corp.’s common stock.]

76 South Main Street Akron, Ohio 44308

April 28, 2022

YOUR VOTE IS IMPORTANT TO US – PLEASE VOTE YOUR SHARES TODAY

Dear Shareholder:

You recently received proxy materials relating to FirstEnergy Corp.’s Annual Meeting of Shareholders to be held on May 17, 2022. You are receiving this reminder notice because we have not yet received your vote for this meeting at the time of this mailing. Your vote is very important!

Your Board of Directors recommends voting “FOR” the election of all nominees in Item 1 and the proposals in Items 2 and 3. Your Board of Directors also recommends that you vote “AGAINST” the shareholder proposals in Items 4 and 5. A full explanation of our position on each of these items is available in the proxy statement for the Annual Meeting of Shareholders which can be found at http://www.FirstEnergycorp.com/AnnualMeeting.

Voting is easy:

● Go to the website www.cesvote.com. ● You will need to have your control number, which is listed on the enclosed proxy card, and follow the instructions.
Vote by Internet
● Call 1-888-693-8683 (toll-free). ● You will need to have your control number, which is listed on the enclosed proxy card, and follow the instructions.
Vote by Phone

●  Vote, sign, date and mail the enclosed proxy card in the postage-paid envelope without delay to ensure your vote is counted.

●  If you have voted by internet or telephone, please do not return the proxy card.

Vote by Mail

Please take time to vote TODAY. If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, Morrow Sodali LLC, at 1-800-461-0945 (toll-free).

Thank you for your continued support of FirstEnergy Corp.

Mary M. Swann
Corporate Secretary and
Associate General Counsel

[The following letter will be mailed to certain beneficial holders of FirstEnergy Corp.’s common stock.]

76 South Main Street Akron, Ohio 44308

April 28, 2022

YOUR VOTE IS IMPORTANT TO US – PLEASE VOTE YOUR SHARES TODAY

Dear Shareholder:

You recently received proxy materials relating to FirstEnergy Corp.’s Annual Meeting of Shareholders to be held on May 17, 2022. You are receiving this reminder notice because we have not yet received your vote for this meeting at the time of this mailing. Your vote is very important!

Your Board of Directors recommends voting “FOR” the election of all nominees in Item 1 and the proposals in Items 2 and 3. Your Board of Directors also recommends that you vote “AGAINST” the shareholder proposals in Items 4 and 5. A full explanation of our position on each of these items is available in the proxy statement for the Annual Meeting of Shareholders which can be found at http://www.FirstEnergycorp.com/AnnualMeeting.

Voting is easy:

●  Go to the website www.proxyvote.com.

●  You will need to have your control number, which is printed in the box marked by the arrow on the enclosed voting instruction form, and follow the instructions.

Vote by Internet
● Call 1-800-454-8683 (toll-free). ● You will need to have your control number, which is printed in the box marked by the arrow on the enclosed voting instruction form, and follow the instructions.
Vote by Phone

●  Vote, sign, date and mail the enclosed voting instruction form in the postage-paid envelope without delay to ensure your vote is counted.

●  If you have voted by internet or telephone, please do not return the voting instruction form.

Vote by Mail

Please take time to vote TODAY. If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, Morrow Sodali LLC, at 1-800-461-0945 (toll-free).

Thank you for your continued support of FirstEnergy Corp.

Mary M. Swann
Corporate Secretary and
Associate General Counsel